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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported) May 17, 2004


                        Diamond Triumph Auto Glass, Inc.
             (Exact name of registrant as specified in its chapter)

           Delaware                          333-33572                            23-2758853
-------------------------------       ------------------------           ----------------------------
(State or other jurisdiction of       (Commission File Number)           (IRS Employer Identification
        incorporation)                                                                No.)


           220 Division Street
         Kingston, Pennsylvania                                         18704
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (570) 287 9915


             -------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

                  99.1 Press release of Diamond Triumph Auto Glass, Inc. (the "Diamond") dated May 17, 2004.

ITEM 9. REGULATION FD DISCLOSURE

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition" is being furnished under this Item 9, "Regulation FD Disclosure."

         On May 17, 2004, Diamond issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of Diamond's press release is attached as Exhibit 99.1 to this Current Report.

The information in this Current Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIAMOND TRIUMPH AUTO GLASS, INC.
                                       (Registrant)



                                           /s/ Michael A. Sumsky
                                       -----------------------------------------
                                       (Signature)

                                           Michael A. Sumsky
                                       -----------------------------------------
                                       (Name)

                                           President -- Chief Financial Officer
                                       -----------------------------------------
                                       (Title)



Date     May 17, 2004
       -----------------------------